Exhibit 99


                          Press Release

 1510 N. Hampton Suite 300 (bullet) DeSoto, Texas 75115 (bullet)
      Phone 972.228.7801 (bullet) Fax 972.228.7820 (bullet)
                          www.ennis.com



FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                               Chairman,
                                               President & CEO
                                               (800) 752-5386

DeSoto, Texas, April 14, 2004



 ENNIS BUSINESS FORMS, INC. REPORTS INCREASED FOURTH QUARTER AND
                       FISCAL 2004 NET EARNINGS


      DeSoto,  Texas  --  Ennis Business Forms, Inc. (NYSE:  EBF)

today  reported  increased sales and operating  results  for  its fourth quarter and the fiscal year ended February 29, 2004.

      "By  far  the most significant contributor to the Company's increased  sales and earnings for the 2004 fiscal  year  was  the

addition  of  Calibrated  Forms  Co."   Keith  Walters,  CEO  and

President  of  Ennis Business Forms, Inc. stated.  "In  addition,

while  not reflected in sales, both the Promotional and Financial

Solutions   Groups  by  virtue  of  successful  cost  containment

programs   made  significant  contributions  to  earnings   while

overcoming a difficult economic environment."

      For  the fourth quarter ended February 29, 2004, net  sales amounted  to  $63,085,000 compared to $67,217,000  for  the  same period  last year, a decrease of 6%. Net earnings for the quarter amounted  to  $4,875,000 or $0.29 per diluted share, compared  to

$4,455,000,  or  $0.27  per diluted share for  the  corresponding

period  last  year,  an  increase  of  9%.   Per  share  earnings

computations  were based on 16,675,256 fully diluted  shares  for the  quarter compared to 16,491,824 shares fully diluted for  the prior period.

      For  the  twelve months ended February 29, 2004, net  sales amounted  to $259,360,000 compared to $240,757,000 for  the  same period last year, an increase of 8%.  Net earnings for the twelve months  amounted  to  $17,951,000 or  $1.08  per  diluted  share,

compared  to  $15,247,000  or $0.93 per  diluted  share  for  the

corresponding  period last year, an increase of 18%.   Per  share

earnings  computations  were based on  16,601,838  fully  diluted shares for the twelve months compared to 16,478,140 shares  fully diluted for the prior period.

       The  decline  in  net  sales  in  the  fourth  quarter  is attributable  to  a  sharp decline in demand  for  tool  and  die products,  along  with the continuation of  the  relatively  weak economic  recovery  affecting  all  segments  of  the business as discussed  at  the  end  of the third fiscal quarter.  Because of recent  increases  in  business  activity,  management  does  not consider this decline to represent a  trend  for future quarters.

Cost containment programs  and efficiency improvements instituted earlier in  the  fiscal  year enabled our operating units to more than overcome the net sales declines.



     Ennis Business Forms, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in DeSoto, Texas, the Company has 30 production facilities located in 12 states, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, and point-of-purchase display advertising that can be custom designed to customer needs. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.

          ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
        (Dollars in Thousands Except Per Share Amounts)
                          (Unaudited)
       -------------------------------------------------

Three Months Ended February                  2004        2003
                                             ----        ----

NET SALES                                 $ 63,085    $ 67,217
                                           -------     -------

COSTS AND EXPENSES:
  Cost of sales                             46,168      50,136
  Selling, general and administrative
     expenses                                9,051       9,754
                                           -------     -------
                                            55,219      59,890
                                           -------     -------

EARNINGS FROM OPERATIONS                     7,866       7,327

OTHER INCOME (EXPENSE):
  Investment income                             (4)         20
  Interest expense                            (168)       (369)
  Other expense, net                           (10)        (39)
                                           -------     -------
                                              (182)       (388)
                                           -------     -------

EARNINGS BEFORE INCOME TAXES                 7,684       6,939
PROVISIONS FOR INCOME TAXES                  2,809       2,484
                                           -------     -------

NET EARNINGS                              $  4,875    $  4,455
                                           =======     =======

PER SHARE AMOUNTS:
  Basic net earnings                      $   0.30    $   0.27
                                           =======     =======
  Diluted net earnings                    $   0.29    $   0.27
                                           =======     =======
  Dividends                               $  0.155    $  0.155
                                           =======     =======

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,385,335  16,298,259
                                        ==========  ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,675,256  16,491,824
                                        ==========  ==========

Twelve Months Ended February                 2004        2003
                                             ----        ----

NET SALES                                 $259,360    $240,757
                                           -------     -------

COSTS AND EXPENSES:
  Cost of sales                            190,812     177,485
  Selling, general and administrative
     expenses                               38,521      37,559
                                           -------     -------
                                           229,333     215,044
                                           -------     -------

EARNINGS FROM OPERATIONS                    30,027      25,713

OTHER INCOME (EXPENSE):
  Investment income                             29         167
  Interest expense                            (830)     (1,306)
  Other expense, net                          (336)       (229)
                                           -------     -------
                                            (1,137)     (1,368)
                                           -------     -------

EARNINGS BEFORE INCOME TAXES                28,890      24,345
PROVISIONS FOR INCOME TAXES                 10,939       9,098
                                           -------     -------

NET EARNINGS                              $ 17,951    $ 15,247
                                           =======     =======

PER SHARE AMOUNTS:
  Basic net earnings                      $   1.10    $   0.94
                                           =======     =======
  Diluted net earnings                    $   1.08    $   0.93
                                           =======     =======
  Dividends                               $  0.620    $  0.620
                                           =======     =======

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,358,107  16,284,575
                                        ==========  ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,601,838  16,478,140
                                        ==========  ==========

          ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED BALANCE SHEETS
                     (Dollars in Thousands)
                          (Unaudited)
         ---------------------------------------------

                                          February    February
                          Assets            2004        2003
                                            ----        ----
CURRENT ASSETS:
   Cash and cash equivalents             $ 15,067    $ 13,860
   Accounts receivable, net                29,800      32,077
   Inventories                             13,721      13,104
   Other current assets                     5,017       5,971
                                          -------     -------
       Total current assets                63,605      65,012
                                          -------     -------

PROPERTY, PLANT AND EQUIPMENT, NET         46,480      51,264

GOODWILL, NET                              34,420      34,241

OTHER ASSETS                                9,538       2,020
                                          -------     -------
                                         $154,043    $152,537
                                          =======     =======

              Liabilities and Shareholders' Equity

CURRENT LIABILITIES:
   Current installments of
      long-term debt                     $  6,335    $  7,038
   Accounts payable                         5,804       6,644
   Accrued expenses                        13,261      11,612
   Federal and state income tax payable        --          --
                                          -------     -------
       Total current liabilities           25,400      25,294
                                          -------     -------

ACCRUED PENSION                                --       2,130

LONG-TERM DEBT,
   LESS CURRENT INSTALLMENTS                7,800      18,135

DEFERRED CREDITS, PRINCIPALLY
   FEDERAL INCOME TAXES                    10,261      10,075

SHAREHOLDERS' EQUITY:
   Preferred stock, at par value               --          --
   Common stock, at par value              53,125      53,125
   Additional capital                         126         461
   Retained earnings                      145,653     137,848
   Accumulated other comprehensive
      income                                 (114)     (5,225)
                                          -------     -------
                                          198,790     186,209
   Treasury stock                          88,208      89,306
                                          -------     -------
        Total shareholders' equity        110,582      96,903
                                          -------     -------
                                         $154,043    $152,537
                                          =======     =======

          ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (Dollars in Thousands)
                          (Unaudited)
         ---------------------------------------------

                                           Twelve Months Ended
                                                 February
                                             2004         2003
                                             ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                          $  17,951    $  15,247
   Adjustments to reconcile net
      earnings to net cash provided
      by operating activities:
       Depreciation and amortization         9,348        9,194
       Gain on sale of property, plant
          and equipment                        (65)         (93)
       Other                                    75           --
       Changes in operating assets and
          liabilities                       (1,060)      (1,732)
                                           -------      -------

            Net cash provided by
               operating activities         26,249       22,616
                                           -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                     (4,543)      (3,763)
   Purchase of operating assets, net
      of cash acquired                          --      (20,522)
   Redemption of investments                    --        1,802
   Proceeds from disposal of property          176          176
   Other                                      (179)         (38)
                                           -------      -------

            Net cash used in
               investing activities         (4,546)     (22,345)
                                           -------      -------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Debt issued to finance acquisitions          --       15,000
   Repayment of debt issued to finance
      acquisition                          (11,038)      (7,540)
   Issue of treasury shares, net               688          538
   Dividends                               (10,146)     (10,093)
   Other                                        --         (496)
                                           -------      -------

            Net cash used in financing
               activities                  (20,496)      (2,591)

NET CHANGE IN CASH AND EQUIVALENTS           1,207       (2,320)

CASH AND EQUIVALENTS AT BEGINNING OF
   PERIOD                                   13,860       16,180
                                           -------      -------

CASH AND EQUIVALENTS AT END OF PERIOD    $  15,067    $  20,890
                                           =======      =======

Management's report to shareholders contains forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of April 14, 2004.